UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22844

Oppenheimer Senior Floating Rate Plus Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  1/31/2017

Item 1.  Reports to Stockholders.

Semiannual Report 1/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Senior Floating Rate Plus Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Leveraged Loan Index	Credit Suisse Leveraged Loan Index
6-Month	6.49%	2.76%	4.24%	4.51%
1-Year	16.08	12.01	10.94	11.27
Since Inception (8/23/13)	3.78	2.71	4.26	4.08

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a

3.50% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Performance Discussion

The technical environment was supportive for senior loans during the six-month reporting period ended January 31, 2017, as both retail fund flows and Collateralized Loan Obligation (CLO) formations remained strong. Additionally, the recent rise and volatility in interest rates contributed to the growing demand for loans due to their very low duration. Against this backdrop, the Fund’s Class A shares (without sales charge) returned 6.49%, outperforming the J.P. Morgan Leveraged Loan Index (the “Index”), which returned 4.24%.

FUND REVIEW

The Fund outperformed the Index in most sectors during the reporting period, led by an overweight position and security selection in the Metals & Mining sector. Within Metals & Mining, an overweight position in coal mining issuers contributed to performance. Coal issuers performed well during the reporting period as coal prices rebounded from early 2016 lows. Other top contributors to performance versus the Index included the Services, and Gaming, Lodging & Leisure sectors, where security selection benefited the Fund’s performance.

Security selection in the Energy and Retail sectors were the primary detractors from performance this reporting period.

STRATEGY & OUTLOOK

The portfolio has its largest overweight positions in the Broadcasting, Services, and Metals & Mining sectors at period end and underweight positions in the Healthcare, Food & Beverages, Industrials and Technology sectors. Valuations are still attractive and we believe that the overall credit quality of the U.S. Loan market remains solid with a below average default rate of 1.49% for 2016. We expect these solid credit fundamentals to continue in 2017 with low default rates and manageable leverage levels. The other driving force behind the Loan category’s positive momentum has been the recent spike in interest rate volatility. We believe that loans have little interest rate risk because of their very low duration, so if rate volatility continues we could see further investor demand for the category.

Joseph Welsh, CFA Portfolio Manager

David Lukkes, CFA Portfolio Manager

3        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Top Holdings and Allocations

TOP TEN CORPORATE LOAN INDUSTRIES

Media	17.1%
Internet Software & Services	9.9
Commercial Services & Supplies	7.7
Hotels, Restaurants & Leisure	7.5
Distributors	5.9
Health Care Equipment & Supplies	5.3
Diversified Telecommunication Services	5.2
Road & Rail	4.2
Electric Utilities	4.1
Energy Equipment & Services	4.0

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2017, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	4.8%
BBB	6.0
BB	35.6
B	37.7
CCC	5.6
CC	0.3
D	0.3
Unrated	9.7
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of January 31, 2017 and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

4        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	Since Inception
Class A (OSFAX)	8/23/13	6.49%	16.08%	3.78%
Class C (OSFCX)	8/23/13	6.07	15.04	2.94
Class I (OSFIX)	8/23/13	6.68	16.47	4.17
Class Y (OSFYX)	8/23/13	6.62	16.37	4.06

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	Since Inception
Class A (OSFAX)	8/23/13	2.76%	12.01%	2.71%
Class C (OSFCX)	8/23/13	5.07	14.04	2.94
Class I (OSFIX)	8/23/13	6.68	16.47	4.17
Class Y (OSFYX)	8/23/13	6.62	16.37	4.06

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/17
Class A	4.23%
Class C	3.59
Class I	4.74
Class Y	4.64

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50% and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 1/31/17 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class C, Class I, and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. Because class B shares convert to Class A Shares72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

5        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

The Fund’s performance is compared to the performance of the J.P. Morgan Leveraged Loan Index and the Credit Suisse Leveraged Loan Index. The J.P. Morgan Leveraged Loan Index tracks the performance of U.S. dollar denominated senior floating rate bank loans. The Credit Suisse Leveraged Loan Index tracks the performance of U.S. dollar denominated senior floating rate bank loans. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Actual	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During 6 Months Ended January 31, 2017

Class A	$1,000.00	$1,064.90	$7.94

Class C	1,000.00	1,060.70	12.22

Class I	1,000.00	1,066.80	5.85

Class Y	1,000.00	1,066.20	6.63
Hypothetical
(5% return before expenses)

Class A	1,000.00	1,017.54	7.76

Class C	1,000.00	1,013.41	11.94

Class I	1,000.00	1,019.56	5.72

Class Y	1,000.00	1,018.80	6.48

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2017 are as follows:

Class	Expense Ratios

Class A	1.52%

Class C	2.34

Class I	1.12

Class Y	1.27

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

	Principal Amount	Value

Corporate Loans—99.5%

Consumer Discretionary—37.7%

Auto Components—0.6%

FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	$252,816	$241,281

Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.063%, 4/23/20[1]	172,029	172,728

		414,009

Automobiles—1.1%

Federal-Mogul Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 4/3/18[1]	124,072	123,813
Tranche C, 4.75%, 4/15/21[1]	700,056	695,680

		819,493

Distributors—5.9%

Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 3.778%, 8/25/21[1]	256,028	257,692
Tranche B6, 4.00%, 6/22/23[1]	205,577	207,376

Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%-5.313%, 7/29/22[1]	292,537	267,763

Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.016%, 6/5/20[1]	152,264	150,519
Tranche B, 5.97%, 12/15/23[1]	410,000	399,333

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.50%, 9/26/19[1]	66,750	67,167
Tranche B, 5.043%, 1/27/24[1]	96,146	96,467

Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.53%, 8/13/21[1]	65,000	65,374

Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 4/30/20[1]	25,000	25,375

CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.516%, 11/8/23[1]	161,569	163,235

Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[1]	630,000	315,394

Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.778%, 8/18/23[1]	230,496	232,993

JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/23/23[1]	177,750	178,491

Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 8/16/23[1]	49,875	50,262

Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/18/21[1]	179,434	177,340

Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.75%, 1/30/23[1]	114,465	114,332

Moran Foods LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 12/5/23[1]	50,000	49,906

Nature’s Bounty Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/5/23[1]	248,750	250,823

9        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Distributors (Continued)

Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.82%-4.24%, 8/19/22[1]	$318,919	$320,182

Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 1/26/23[1]	278,975	275,618

PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/11/22[1]	391,818	388,910

Pilot Travel Centers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.04%, 5/5/23[1]	100,000	100,250

SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 3/21/19[1]	84,256	84,899
		4,239,701

Diversified Consumer Services—2.2%

4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-7.25%, 5/8/20[1]	174,887	168,766

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[1]	269,814	269,441

IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/1/21[1]	386,345	371,213

IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/1/22[1]	40,000	34,933

Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.50%, 5/15/20[1]	120,448	112,694

Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 3/31/21[1]	598,825	607,807

		1,564,854

Hotels, Restaurants & Leisure—7.5%

Amaya Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/21[1]	413,049	415,888

AMC Entertainment Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.526%, 12/15/23[1]	450,000	454,688

American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/7/22[1]	45,880	46,310

AMF Bowling Centers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 9/19/23[1]	187,343	188,124

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.775%, 9/15/23[1]	169,575	171,392

Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/17[1,2]	28,390	31,335

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B4, 1.50%, 12/31/17[1,2]	34,863	41,458
Tranche B6, 1.50%, 3/1/17[1,2]	97,450	110,403
Tranche B7, 1.50%, 1/28/18[1,2]	41,960	50,200

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	538,506	545,406

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[1]	510,212	514,995

10        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

CEC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/14/21[1]	$156,166	$155,695

Cinemark USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.09%, 5/9/22[1]	20,000	20,254

CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 10/16/20[1]	15,000	15,178

Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.998%, 11/30/23[1]	60,000	60,787

Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-4.54%, 11/21/19[1]	263,805	267,102

Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.271%, 10/25/23[1]	9,950	10,064

La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.772%, 4/14/21[1]	119,394	119,972

Live Nation Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.313%, 10/31/23[1]	44,888	45,308

MGM Growth Properties Operating Partnership LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.528%, 4/25/23[1]	24,937	25,140

Penn National Gaming, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 1/13/24[1]	40,000	40,383

Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 6.00%, 10/18/20[1]	119,385	120,698
Tranche B2, 6.00%-6.022%, 10/1/21[1]	445,722	450,697

SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.248%, 5/14/20[1]	61,275	61,643

Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.77%, 6/8/23[1]	343,500	346,800

Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/16/20[1]	261,253	223,372

Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.03%-4.25%, 4/2/20[1]	980,370	873,449

		5,406,741

Household Durables—2.6%

Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.271%, 10/27/22[1]	49,875	50,623

Prestige Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 3.75%, 1/19/24[1]	130,000	131,503

Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-4.278%, 9/7/23[1]	239,400	241,808

Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 11/8/23[1]	990,000	990,619

SRAM LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%-5.75%, 4/10/20[1]	139,430	138,732

Tumi Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.25%-4.00%, 8/1/23[1]	205,954	207,483

11        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Household Durables (Continued)

Wilton Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 8/30/18[1]	$73,990	$72,633

		1,833,401

Leisure Products—0.0%

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.00%, 8/14/20[1]	25,450	25,641

Media—17.1%

Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.778%, 1/15/25[1]	80,000	81,050

Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/3/23[1]	109,725	110,809

Charter Communications Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche E, 2.00%, 7/1/20[1]	55,000	55,189
Tranche F, 2.00%, 1/3/21[1]	55,000	55,153
Tranche H, 2.00%, 1/15/22[1]	74,812	75,012
Tranche I, 3.01%, 1/15/24[1]	79,799	80,184

Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/1/21[1]	258,654	227,292

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.528%, 1/30/19[1]	1,900,102	1,597,511

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 8.278%, 7/30/19[1]	139,658	117,400

CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.767%, 10/11/24[1]	39,900	40,405

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.539%, 2/26/20[1]	513,257	512,615

DigitalGlobe, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.528%, 1/15/24[1]	160,000	161,167

Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/11/21[1]	465	426

Entercom Radio LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/1/23[1]	53,281	54,001

Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/30/21[1]	345,000	347,587

Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[1]	73,927	63,993

Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B3, 7.00%, 5/22/18[1]	116,182	116,705
Tranche B4, 6.993%, 8/4/19[1]	222,210	222,766
Tranche B5, 7.00%, 12/31/19[1]	124,567	125,164

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[1]	205,000	202,145

ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 11/23/20[1]	230,163	232,081

Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 4/22/20[1]	240,000	240,300

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.523%, 1/7/22[1]	265,000	264,735

12        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Media (Continued)

Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.766%, 12/8/23[1]	$265,000	$267,319

Mediacom Illinois LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 3.00%, 2/19/24[1]	75,000	75,469

MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/11/21[1]	181,394	166,316

MH Sub I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[1]	191,465	192,841

Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.902%, 9/26/23[1]	33,711	34,091

NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[1]	227,033	228,168

Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.902%, 9/26/23[1]	595,885	602,589

Outfront Media Capital LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.00%, 2/1/21[1]	50,000	50,187

Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 12/12/23[1]	395,000	398,668

Rovi Solutions Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.28%, 7/2/21[1]	123,457	124,049

Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.528%, 12/30/22[1]	125,000	126,497

Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[1]	120,240	118,286

SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B10, 4.289%, 1/14/25[1]	344,138	347,241

Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.03%, 1/3/24[1]	405,000	406,820

Technicolor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.039%, 7/11/20[1]	70,976	71,286

Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AF, 3.767%, 1/31/25[1]	245,000	247,691

Telesat Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.287%, 11/17/23[1]	175,000	177,187

Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 3.77%, 12/27/20[1]	212,939	214,169
Tranche B, 3.75%, 1/18/24[1]	195,000	196,706

Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche C3, 4.00%, 3/1/20[1]	25,000	25,070
Tranche C4, 4.00%, 3/1/20[1]	290,000	290,987

UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AN, 3.767%, 8/31/24[1]	315,000	316,519

Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche I, 2.75%, 1/31/25[1]	380,000	382,850

WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.04%, 10/12/19[1]	298,950	300,930

WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/18/23[1]	573,563	578,509

William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.29%, 5/6/21[1]	322,067	324,231

13        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media (Continued)

WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 11/1/23[1]	$448,000	$450,893

Yankee Cable Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/1/20[1]	192,842	194,633

YP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 12.25%, 6/4/18[1]	31,584	31,505

Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 2.50%, 4/23/25[1]	415,000	416,427

		12,341,824

Multiline Retail—0.4%

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[1]	373,914	311,595

Specialty Retail—0.3%

Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.54%, 8/30/21[1]	235,770	238,914

Consumer Staples—1.8%

Beverages—1.4%

Burger King, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/10/21[1]	243,754	246,321

Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/2/21[1]	50,000	50,500

Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 8/3/22[1]	198,166	200,519

KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.518%, 6/16/23[1]	119,400	121,161

Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/4/23[1]	145,000	146,580

Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.29%, 1/27/24[1]	280,000	281,050

		1,046,131

Food & Staples Retailing—0.1%

Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[1]	110,000	110,602

Food Products—0.3%

CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/20[1]	152,112	140,371

Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-6.00%, 11/1/18[1]	42,905	43,173

		183,544

Energy—4.4%

Energy Equipment & Services—4.0%

AFGlobal Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/19/19[1]	44,962	25,403

14        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Energy Equipment & Services (Continued)

American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/4/20[1]	$354,995	$218,322

California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.375%, 12/31/21[1]	95,000	107,192

Chesapeake Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.50%, 8/23/21[1]	145,000	158,911

Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.063%, 3/31/21[1]	169,176	131,534

Drillships Ocean Ventures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.563%, 7/25/21[1]	114,465	101,206

Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/2/21[1]	251,148	254,248

Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.387%, 12/2/19[1]	40,000	40,107

Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.543%, 1/30/24[1]	428,000	427,934

ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/20/21[1]	205,482	143,837

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.875%, 9/25/18[1]	90,518	87,520
Tranche B, 8.00%, 8/31/20[1]	92,000	89,355

Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 6/27/20[1]	65,856	54,332

Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 8/25/23[1]	219,450	222,467

HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/18/20[1]	194,166	160,187

Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 10.00%, 8/7/20[1]	62,132	63,374

MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.50%, 3/31/20[1]	188,956	190,226
Tranche B, 4.50%, 1/17/23[1]	1,074	1,081

Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/3/18[1]	4,961	2,530

ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/30/19[1]	128,865	127,495

Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/12/21[1]	311,856	230,189

Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/16/20[1]	15,163	13,496

Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/16/20[1]	5,656	5,034

		2,855,980

Oil, Gas & Consumable Fuels—0.4%

Sheridan Investment Partners II-A LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/16/20[1]	114,783	102,157

15        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/29/21[1]	$241,814	$199,295

		301,452

Financials—3.1%

Capital Markets—0.6%

Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 11/23/20[1]	76,701	77,228

Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.33%-5.398%, 5/23/21[1,3]	370,273	344,817

		422,045

Commercial Banks—1.9%

Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.753%, 8/12/22[1]	62,331	62,675

AmWins Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.78%, 1/19/24[1]	105,000	105,643

DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-4.289%, 11/4/21[1]	197,990	199,268

Fly Funding II Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.64%, 2/9/22[1]	227,348	229,337

HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/2/20[1]	198,469	199,276

Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/9/22[1]	134,316	135,022

iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/1/20[1]	154,183	156,588

NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/8/24[1]	310,000	314,327

		1,402,136

Consumer Finance—0.6%

PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 9/29/20[1]	369,418	369,995

PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[1]	44,688	44,017

		414,012

Health Care—6.0%

Health Care Equipment & Supplies—5.3%

21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.125%, 4/30/22[1]	42,508	39,851

Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/28/22[1]	48,158	48,083

Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-4.259%, 6/3/19[1]	109,106	108,151

Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 4/1/22[1]	32,773	31,994

Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/4/21[1]	54,163	54,299

16        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/5/21[1]	$37,643	$37,643

Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/7/19[1]	99,375	95,648

CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.75%, 12/31/19[1]	72,145	68,696
Tranche H, 4.00%, 1/27/21[1]	380,602	360,858

DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/8/20[1]	296,883	290,512

Drumm Investors LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 5/4/18[1]	136,967	135,541

Genoa a QoL Healthcare Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 10/30/23[1]	229,425	230,945

Grifols Worldwide Operations USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.287%, 1/23/25[1]	410,000	412,904

HCR Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/6/18[1]	101,787	94,723

Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.293%, 1/26/24[1]	290,000	290,544
Tranche F1, 5.00%, 11/4/20[1]	322,768	323,709

MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/25/23[1]	193,165	196,108

National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/31/21[1]	228,344	229,172

National Surgical Hospitals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/1/22[1]	24,526	24,602

Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/27/20[1]	176,244	165,009

Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[1]	58,812	58,495

Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[1]	159,205	160,498

Quorum Health Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.789%, 4/29/22[1]	48,232	47,840

Sterigenics-Nordion Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/15/22[1]	94,271	94,801

Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 1/12/24[1]	210,000	210,000

		3,810,626

Health Care Providers & Services—0.5%

Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.313%, 4/9/21[1]	346,681	348,126

Health Care Technology—0.1%

Vitera Healthcare Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/4/20[1]	91,320	91,092

17        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Life Sciences Tools & Services—0.1%

DPx Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/21[1]	$61,259	$61,737

Industrials—16.9%

Aerospace & Defense—0.2%

Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/20[1]	113,984	113,366

Commercial Services & Supplies—7.7%

Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/18/21[1]	68,378	68,578

Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%-4.789%, 7/28/22[1]	381,361	383,744

Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 4.028%, 7/8/20[1]	184,385	185,837
Tranche B4, 4.25%, 8/4/22[1]	352,740	356,752
Tranche B5, 4.75%, 11/3/23[1]	214,985	217,511

Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/22/21[1]	418,993	420,041

Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/8/23[1]	110,000	111,925

Ceridian HCM Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-4.539%, 9/15/20[1]	98,271	98,189

CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.539%, 3/19/21[1]	35,834	31,668

CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%-6.539%, 3/14/21[1]	71,961	63,595

Compass Group Diversified Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/4/21[1]	69,650	70,303

Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/20/19[1]	139,611	112,387

Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.028%, 8/12/20[1]	39,000	39,390
Tranche B2, 5.75%, 8/14/23[1]	107,294	108,322

First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/30/22[1]	248,072	242,181

First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 12/15/23[1]	95,000	95,356

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 11/6/20[1]	296,300	297,411

IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/31/21[1]	153,667	154,627

Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/27/21[1]	292,675	290,251

iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/8/17[1]	153,885	151,192

Kindercare Education LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/13/22[1]	325,057	327,088

Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.509%, 3/17/21[1]	212,926	215,455

18        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Commercial Services & Supplies (Continued)

LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/23/22[1]	$58,408	$59,430

Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.50%, 9/30/22[1]	254,363	258,258

Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.068%, 7/1/20[1]	85,950	85,225

Prime Security Services Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 5/2/22[1]	189,920	192,338

SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 10/31/19[1]	65,427	59,672

TKC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.537%, 1/13/23[1]	60,000	60,375

Trans Union LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 3.528%, 4/9/21[1]	19,949	20,063
Tranche B2, 3.25%, 4/9/23[1]	30,000	30,197

Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-5.00%, 9/2/21[1]	268,388	270,939

TruGreen LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 4/13/23[1]	248,750	251,548

XPO Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 11/1/21[1]	185,055	186,790

		5,516,638

Electrical Equipment—0.3%

Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 1/25/21[1]	169,890	171,376

Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 11/22/19[1]	67,900	66,882

		238,258

Industrial Conglomerates—3.1%

Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	32,712	32,160

Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/15/22[1]	83,838	83,628

CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.834%, 8/17/22[1]	127,604	120,426

Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/12/19[1]	303,684	305,582

Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[1]	80,906	82,119

Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/5/21[1]	188,153	187,976

Generac Power Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.748%, 5/13/23[1]	95,000	96,069

Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 11/2/23[1]	70,000	71,400

Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/21[1]	106,714	107,603

19        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Industrial Conglomerates (Continued)

Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.25%, 9/28/20[1]	$90,000	$90,054
Tranche B, 3.00%, 9/24/23[1]	100,000	100,750

RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%-3.793%, 8/21/23[1]	180,000	181,318

Sensata Technologies BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.00%, 10/14/21[1]	15,000	15,122

Terex Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.791%, 1/26/24[1]	55,000	55,275

TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 3.77%, 6/9/23[1]	287,008	286,720

Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 11/30/23[1]	205,000	207,849

Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/25/21[1]	84,796	80,486

WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.539%, 12/28/19[1]	145,140	144,112

		2,248,649

Road & Rail—4.2%

Air Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.755%, 10/6/23[1]	50,000	50,637

American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.50%, 6/27/20[1]	40,000	40,280
Tranche B, 3.263%, 10/10/21[1]	54,444	54,819
Tranche B, 3.276%, 4/28/23[1]	90,000	90,643
Tranche B, 3.267%, 12/14/23[1]	215,000	216,317

Avolon TLB Borrower 1 US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 1/19/22[1]	865,000	873,650

CH Hold Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%-4.50%, 1/25/24[1]	118,681	119,868

Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 11/12/20[1]	375,559	359,598

Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.00%, 10/6/23[1]	50,000	50,432

Flying Fortress, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.248%, 10/30/22[1]	35,000	35,280

United Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 4/1/19[1]	41,000	41,264

Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.185%, 2/23/22[1]	612,000	603,860

YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.50%, 2/13/19[1]	516,589	518,849

		3,055,497

Trading Companies & Distributors—0.2%

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[1]	210,000	111,563

20        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Transportation Infrastructure—1.2%

MPG Holdco I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 10/20/21[1]	$130,247	$130,763

Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/7/20[1]	455,923	462,477

TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/22[1]	297,292	299,521

		892,761

Information Technology—11.7%

Communications Equipment—0.2%

Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.25%, 7/17/20[1]	197,598	180,308

Electronic Equipment, Instruments, & Components—0.4%

Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[1]	262,049	260,138

Internet Software & Services—9.9%

Abacus Innovations Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.528%, 8/16/23[1]	600,000	603,750

Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/20/22[1]	135,000	136,969

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.282%, 4/30/20[1,4]	856,494	719,669

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor In Possession, 8.50%, 1/23/18[1]	190,000	195,985

Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.023%, 6/30/21[1]	252,060	253,321

Cavium, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.778%, 8/10/22[1]	139,943	141,692

CDW LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.25%, 8/17/23[1]	333,637	336,162

CommScope, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.278%, 12/29/22[1]	19,949	20,182

Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.25%, 12/15/21[1]	185,710	186,476

Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/5/21[1]	323,293	330,567

Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.03%, 9/7/23[1]	668,325	674,834

Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 6/1/22[1]	102,455	103,121

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.775%, 3/24/21[1]	291,053	292,986
Tranche B, 3.775%, 7/10/22[1]	171,284	172,614

Genesys Telecommunications Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.025%, 12/1/23[1]	100,000	101,234

Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/5/22[1]	262,614	262,122

21        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Internet Software & Services (Continued)

Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 1/19/24[1]	$110,000	$111,018

Microsemi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.25%, 1/15/23[1]	96,000	96,797

NXP BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 2.50%, 12/7/20[1]	25,000	25,151

Polycom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 9/27/23[1]	85,238	85,877

Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/31/22[1]	130,000	131,999

Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/24/22[1]	334,316	337,581

Science Applications International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.438%, 5/4/22[1]	70,000	70,540

SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.539%, 2/5/23[1]	120,000	120,396

Sophia LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/30/22[1]	60,000	60,161

Synchronoss Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.082%, 1/12/24[1]	276,000	277,495

Tessera Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.021%, 12/1/23[1]	215,000	217,553

TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/4/20[1]	270,184	271,823

TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/31/21[1]	154,407	155,274

Uber Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/13/23[1]	34,913	35,179

Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.625%, 1/27/23[1]	352,849	335,500

Western Digital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.52%, 4/29/23[1]	253,725	257,055

Zebra Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.446%, 10/27/21[1]	55,183	55,730

		7,176,813

Office Electronics—0.4%

BMC Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[1]	275,232	274,909

Software—0.8%

Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.75%, 6/3/20[1]	335,352	335,120

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.75%, 4/30/20[1]	203,436	203,775
Tranche B2, 5.25%, 4/30/20[1]	24,775	24,829

		563,724

22        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Materials—8.6%

Chemicals—2.7%

Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.00%, 1/24/24[1]	$80,000	$80,550

CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 8/28/20[1]	8,626	8,680

CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.25%, 8/28/20[1]	76,209	76,686
Tranche B3, 4.25%, 8/28/20[1]	23,060	23,204

Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[1]	23,951	24,011

Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/23/21[1]	84,315	84,948

Huntsman International LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.778%, 4/19/19[1]	8,106	8,150

Huntsman International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.842%-3.963%, 4/1/23[1]	201,495	203,594

Ineos Styrolution US Holding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/21[1]	84,788	86,006

Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.75%, 5/4/18[1]	184,043	184,572
Tranche B, 3.75%, 12/15/20[1]	34,911	35,114
Tranche B, 4.25%, 3/31/22[1]	49,747	50,369

OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.025%, 8/20/19[1]	74,560	76,051

PolyOne Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.00%, 11/12/22[1]	6,783	6,828

Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%-6.50%, 6/13/23[1]	49,875	50,287

Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/20/22[1]	118,623	119,661

Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/2/21[1]	29,096	29,219

Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/19/20[1]	301,759	302,753

Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.25%-4.25%, 7/1/22[1]	357,681	357,757

Versum Materials, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.498%, 9/29/23[1]	159,600	161,129

		1,969,569

Construction Materials—1.8%

American Builders & Contractors Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.526%, 10/31/23[1]	70,000	70,623

Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.748%, 8/11/23[1]	199,175	199,890

CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[1]	72,615	73,432

23        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Construction Materials (Continued)

HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 3.748%, 8/13/21[1]	$154,511	$155,709
Tranche B2, 3.748%, 10/17/23[1]	154,613	155,946

Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.017%, 11/15/23[1]	330,000	334,479

Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.026%-3.77%, 7/20/22[1]	236,590	237,903

Summit Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 7/17/22[1]	32,000	32,350

		1,260,332

Containers & Packaging—2.2%

Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 12/17/21[1]	49,597	50,240

Berry Plastics Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche H, 3.287%, 10/3/22[1]	389,974	392,533
Tranche I, 3.287%, 10/1/22[1]	25,000	25,217
Tranche J, 2.50%, 1/19/24[1]	55,000	55,454

BWAY Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 8/14/23[1]	214,463	216,495

Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/19[1]	81,379	81,328

Exopack/Coveris Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[1]	119,797	120,546

KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/26/22[1]	48,643	49,190

Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 4/28/20[1]	219,492	221,779

Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.00%-4.25%, 2/5/23[1]	207,236	208,166

SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/11/22[1]	193,421	194,791

		1,615,739

Metals & Mining—1.6%

Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 10.00%, 10/5/21[1]	151,356	153,910

Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 8.25%, 4/16/20[1]	711,380	676,033
Tranche B3, 8.75%, 4/17/20[1]	365,000	348,006

		1,177,949

Paper & Forest Products—0.3%

Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%-4.00%, 4/30/21[1]	179,160	181,232

24        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Telecommunication Services—5.2%

Diversified Telecommunication Services—5.2%

Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 10/5/23[1]	$69,825	$70,436
Tranche B2, 4.00%, 10/5/23[1]	195,000	196,706

FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	137,358	138,968

Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/22/20[1]	221,403	221,034

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[1]	422,475	408,745

IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.54%, 2/4/22[1]	110,000	96,250

SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.25%, 3/24/21[1]	130,000	130,426

SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.25%, 6/10/22[1]	105,000	105,044

Sprint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.27%, 2/27/24[1]	735,000	736,378

US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.039%, 11/25/20[1]	141,644	142,441

West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B12, 3.278%, 6/17/23[1]	746,766	750,500

Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 3/30/21[1]	170,000	172,167

Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 4.77%-4.82%, 3/29/21[1]	109,725	111,124

XO Communications, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/22/21[1]	77,504	77,681

Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 1/12/24[1]	425,000	428,451

		3,786,351

Utilities—4.1%

Electric Utilities—4.1%

Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 6.375%, 8/13/18[1]	18,374	18,496
Tranche B, 6.375%, 8/13/19[1]	276,408	278,250

Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 3.75%, 1/15/24[1]	134,658	135,416
Tranche B7, 3.75%, 5/31/23[1]	29,925	30,109
Tranche B8, 3.073%, 12/26/19[1]	70,000	70,044

Dayton Power & Light Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.03%, 8/24/22[1]	105,000	106,641

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 6/27/23[1]	120,000	121,082
Tranche C, 4.289%, 6/27/23[1]	180,000	181,623

EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/28/23[1]	127,852	129,323

InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/15/20[1]	241,250	237,631

25        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Electric Utilities (Continued)

MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 9/29/22[1]	$39,900	$39,900

NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.028%, 6/30/23[1]	538,235	542,496

Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/20[1]	233,279	195,565

Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/6/23[1]	545,000	553,090

Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.50%, 8/4/23[1]	262,617	263,930
Tranche C, 3.50%, 8/4/23[1]	59,895	60,194

		2,963,790

Independent Power and Renewable Electricity Producers—0.0%

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[1]	34,462	34,663

Total Corporate Loans (Cost $71,161,451)		71,865,905

Corporate Bonds and Notes—9.3%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50% Sr. Unsec. Nts., 5/26/22	500,000	500,625

Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[5]	25,000	27,187
7.00% Sr. Unsec. Nts., 9/30/26[5]	50,000	54,937

Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[5]	255,000	262,012

AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25	500,000	514,375

Calpine Corp., 5.25% Sr. Sec. Nts., 6/1/26[5]	235,000	237,938

CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/27[5]	500,000	509,375
5.50% Sr. Unsec. Nts., 5/1/26[5]	115,000	120,750

Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[5]	215,000	241,069

Concho Resources, Inc., 4.375% Sr. Unsec. Nts., 1/15/25	500,000	512,500

Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42% Sr. Sec. Nts., 6/15/21[5]	115,000	120,149

Goodyear Tire & Rubber Co. (The), 5% Sr. Unsec. Nts., 5/31/26	315,000	318,150

Hanesbrands, Inc., 4.625% Sr. Unsec. Nts., 5/15/24[5]	615,000	615,000

International Game Technology plc, 6.50% Sr. Sec. Nts., 2/15/25[5]	220,000	238,700

Nielsen Co. Luxembourg Sarl (The), 5% Sr. Unsec. Nts., 2/1/25[5]	250,000	248,594

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Luxembourg, 4.523% Sr. Sec. Nts., 7/15/21[1,5]	75,000	77,344

Sabine Pass Liquefaction LLC, 5.875% Sr. Sec. Nts., 6/30/26[5]	215,000	239,725

Scotts Miracle-Gro Co., 5.25% Sr. Unsec. Nts., 12/15/26[5]	750,000	757,035

Seagate Hdd Cayman, 4.25% Sr. Unsec. Nts., 3/1/22[5]	500,000	501,250

United Continental Holdings, Inc., 5% Sr. Unsec. Nts., 2/1/24	500,000	499,375

26        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Corporate Bonds and Notes (Continued)

Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[5]	$135,000	$137,363

Total Corporate Bonds and Notes (Cost $6,605,911)		6,733,453

	Shares

Common Stocks—1.8%

Arch Coal, Inc., Cl. A6	10,922	786,275

Aretec Group, Inc.[6]	3,330	49,950

Everyware Global, Inc.[6]	5,211	39,083

Larchmont Resources LLC[6]	78	26,406

Media General, Inc.[6,7]	30,400	3

Millennium Corporate Claim Litigation Trust[6]	274	3

Millennium Lender Claim Litigation Trust[6]	548	5

New Millennium Holdco, Inc.[6]	5,562	56

Nexstar Media Group, Inc., Cl. A	3,796	248,258

Quicksilver Resources, Inc.[6]	571,500	20,517

Sabine Oil[6]	94	4,700

Templar Energy, Cl. A6	7,400	58,274

Vantage Drilling International[6]	137	16,919

Total Common Stocks (Cost $1,670,033)		1,250,449

	Units

Rights, Warrants and Certificates—0.0%

Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[6]	299	2,392

Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[6]	53	371

Total Rights, Warrants and Certificates (Cost $40,001)		2,763

	Shares

Investment Company—5.6%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.49%[8,9] (Cost $4,043,067)	4,043,067	4,043,067

Total Investments, at Value (Cost $83,520,463)	116.2%	83,895,637

Net Other Assets (Liabilities)	(16.2)	(11,675,298)

Net Assets	100.0%	$72,220,339

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

3. Interest or dividend is paid-in-kind, when applicable.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,388,428 or 6.08% of the Fund’s net assets at period end.

6. Non-income producing security.

7. Security received as the result of issuer reorganization.

8. Rate shown is the 7-day yield at period end.

27        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	July 31, 2016	Additions	Reductions	January 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	1,490,275	34,276,580	31,723,788	4,043,067

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$4,043,067	$6,666

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

See accompanying Notes to Financial Statements.

28        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $79,477,396)	$79,852,570
Affiliated companies (cost $4,043,067)	4,043,067

83,895,637

Cash	336,039

Receivables and other assets:
Investments sold	947,478
Interest and dividends	277,946
Shares of beneficial interest sold	137,615
Other	71,198

Total assets	85,665,913

Liabilities
Payables and other liabilities:
Investments purchased	13,340,310
Shares of beneficial interest redeemed	48,551
Dividends	22,967
Distribution and service plan fees	10,183
Trustees’ compensation	4,155
Shareholder communications	3,568
Other	15,840

Total liabilities	13,445,574

Net Assets	$72,220,339

Composition of Net Assets
Par value of shares of beneficial interest	$7,604

Additional paid-in capital	74,965,584

Accumulated net investment income	55,518

Accumulated net realized loss on investments	(3,183,541)

Net unrealized appreciation on investments	375,174

Net Assets	$72,220,339

29        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $33,993,909 and 3,579,134 shares of beneficial interest outstanding)	$9.50
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$9.84

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,875,126 and 1,566,724 shares of beneficial interest outstanding)	$9.49

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,193,191 and 125,423 shares of beneficial interest outstanding)	$9.51

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $22,158,113 and 2,332,435 shares of beneficial interest outstanding)	$9.50

See accompanying Notes to Financial Statements.

30        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 31, 2017 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $49)	$1,730,118

Dividends from affiliated companies	6,666

Other income	7,817

Total investment income	1,744,601

Expenses
Management fees	222,827

Distribution and service plan fees:
Class A	32,331
Class C	63,474

Transfer and shareholder servicing agent fees:
Class A	29,052
Class C	13,982
Class I	121
Class Y	17,354

Shareholder communications:
Class A	5,266
Class C	3,453
Class I	24
Class Y	2,418

Legal, auditing and other professional fees	50,892

Borrowing fees	48,644

Interest expense on borrowings	15,525

Custodian fees and expenses	6,020

Trustees’ compensation	4,496

Other	4,838

Total expenses	520,717
Less waivers and reimbursements of expenses	(64,745)

Net expenses	455,972

Net Investment Income	1,288,629

Realized and Unrealized Gain (Loss)
Net realized loss on unaffiliated companies	(264,297)

Net change in unrealized appreciation/depreciation on investments	2,327,019

Net Increase in Net Assets Resulting from Operations	$3,351,351

See accompanying Notes to Financial Statements.

31        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016

Operations
Net investment income	$1,288,629	$2,153,096

Net realized loss	(264,297)	(1,697,483)

Net change in unrealized appreciation/depreciation	2,327,019	(670,109)

Net increase (decrease) in net assets resulting from operations	3,351,351	(214,496)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(602,021)	(1,144,624)
Class C	(241,264)	(528,978)
Class I	(19,147)	(716)
Class Y	(377,581)	(555,245)

	(1,240,013)	(2,229,563)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	14,940,478	(8,892,167)
Class C	2,979,175	489,252
Class I	1,150,038	(18,889)
Class Y	10,362,764	77,484

	29,432,455	(8,344,320)

Net Assets
Total increase (decrease)	31,543,793	(10,788,379)

Beginning of period	40,676,546	51,464,925

End of period (including accumulated net investment income of $55,518 and $6,902, respectively)	$72,220,339	$40,676,546

See accompanying Notes to Financial Statements.

32        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended January 31, 2017 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$3,351,351

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(55,544,561)
Proceeds from disposition of investment securities	23,293,988
Short-term investment securities, net	(2,706,380)
Premium amortization	23,944
Discount accretion	(249,366)
Net realized loss on investments	264,297
Net change in unrealized appreciation/depreciation on investments	(2,327,019)
Change in assets:
Increase in other assets	(15,330)
Increase in interest receivable	(30,927)
Decrease in receivable for securities sold	939,353
Change in liabilities:
Decrease in other liabilities	(137,156)
Increase in payable for securities purchased	10,807,521

Net cash used in operating activities	(22,330,285)

Cash Flows from Financing Activities
Proceeds from borrowings	500,000
Payments on borrowings	(6,000,000)
Proceeds from shares sold	41,088,809
Payments on shares redeemed	(12,954,978)
Cash distributions paid	(124,313)

Net cash provided by financing activities	22,509,518

Net increase in cash	179,233

Cash, beginning balance	156,806

Cash, ending balance	$336,039

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,110,344.

Cash paid for interest on borrowings—$27,234.

See accompanying Notes to Financial Statements.

33        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Period Ended July 31, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$9.13	$9.58	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.22	0.49	0.52	0.43
Net realized and unrealized gain (loss)	0.37	(0.44)	(0.47)	0.10

Total from investment operations	0.59	0.05	0.05	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.50)	(0.52)	(0.44)
Distributions from net realized gain	0.00	0.00	(0.04)	0.00

Total dividends and/or distributions to shareholders	(0.22)	(0.50)	(0.56)	(0.44)

Net asset value, end of period	$9.50	$9.13	$9.58	$10.09

Total Return, at Net Asset Value[3]	6.49%	0.77%	0.49%	5.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,994	$18,042	$28,356	$42,010

Average net assets (in thousands)	$26,373	$20,543	$32,625	$36,053

Ratios to average net assets:[4]
Net investment income	4.70%	5.38%	5.31%	4.55%
Expenses excluding specific expenses listed below	1.53%	1.57%	1.50%	1.69%
Interest and fees from borrowings	0.23%	0.48%	0.80%	0.52%

Total expenses[5]	1.76%	2.05%	2.30%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.53%	1.78%	2.10%	1.82%

Portfolio turnover rate	39%	69%	68%	81%

1. For the period from August 23, 2013 (commencement of operations) to July 31, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	1.77%
Year Ended July 31, 2016	2.05%
Year Ended July 31, 2015	2.30%
Period Ended July 31, 2014	2.21%

See accompanying Notes to Financial Statements.

34        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Class C	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Period Ended July 31, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$9.13	$9.57	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.19	0.41	0.44	0.38
Net realized and unrealized gain (loss)	0.35	(0.42)	(0.48)	0.08

Total from investment operations	0.54	(0.01)	(0.04)	0.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.43)	(0.44)	(0.37)
Distributions from net realized gain	0.00	0.00	(0.04)	0.00

Total dividends and/or distributions to shareholders	(0.18)	(0.43)	(0.48)	(0.37)

Net asset value, end of period	$9.49	$9.13	$9.57	$10.09

Total Return, at Net Asset Value[3]	6.07%	(0.03)%	(0.42)%	4.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,875	$11,401	$11,473	$7,158

Average net assets (in thousands)	$12,642	$11,049	$8,305	$3,274

Ratios to average net assets:[4]
Net investment income	3.95%	4.60%	4.48%	4.01%
Expenses excluding specific expenses listed below	2.32%	2.33%	2.37%	2.82%
Interest and fees from borrowings	0.23%	0.48%	0.80%	0.61%

Total expenses[5]	2.55%	2.81%	3.17%	3.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.33%	2.56%	2.90%	2.69%

Portfolio turnover rate	39%	69%	68%	81%

1. For the period from August 23, 2013 (commencement of operations) to July 31, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	2.56%
Year Ended July 31, 2016	2.81%
Year Ended July 31, 2015	3.17%
Period Ended July 31, 2014	3.43%

See accompanying Notes to Financial Statements.

35        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Period Ended July 31, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$9.14	$9.58	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.23	0.53	0.54	0.40
Net realized and unrealized gain (loss)	0.37	(0.44)	(0.45)	0.15

Total from investment operations	0.60	0.09	0.09	0.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.53)	(0.56)	(0.46)
Distributions from net realized gain	0.00	0.00	(0.04)	0.00

Total dividends and/or distributions to shareholders	(0.23)	(0.53)	(0.60)	(0.46)

Net asset value, end of period	$9.51	$9.14	$9.58	$10.09

Total Return, at Net Asset Value[3]	6.68%	1.23%	0.88%	5.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,193	$12	$31	$10

Average net assets (in thousands)	$808	$12	$13	$10

Ratios to average net assets:[4]
Net investment income	4.90%	5.77%	5.63%	4.25%
Expenses excluding specific expenses listed below	1.01%	1.08%	0.91%	1.89%
Interest and fees from borrowings	0.23%	0.48%	0.80%	0.50%

Total expenses[5]	1.24%	1.56%	1.71%	2.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.40%	1.58%	1.44%

Portfolio turnover rate	39%	69%	68%	81%

1. For the period from August 23, 2013 (commencement of operations) to July 31, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	1.25%
Year Ended July 31, 2016	1.56%
Year Ended July 31, 2015	1.71%
Period Ended July 31, 2014	2.39%

See accompanying Notes to Financial Statements.

36        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Class Y	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Period Ended July 31, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$9.13	$9.58	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.23	0.51	0.53	0.47
Net realized and unrealized gain (loss)	0.37	(0.43)	(0.46)	0.08

Total from investment operations	0.60	0.08	0.07	0.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.53)	(0.54)	(0.46)
Distributions from net realized gain	0.00	0.00	(0.04)	0.00

Total dividends and/or distributions to shareholders	(0.23)	(0.53)	(0.58)	(0.46)

Net asset value, end of period	$9.50	$9.13	$9.58	$10.09

Total Return, at Net Asset Value[3]	6.62%	1.02%	0.76%	5.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,158	$11,222	$11,605	$2,612

Average net assets (in thousands)	$15,724	$9,530	$6,307	$972

Ratios to average net assets:[4]
Net investment income	4.94%	5.65%	5.50%	4.96%
Expenses excluding specific expenses listed below	1.28%	1.29%	1.22%	1.78%
Interest and fees from borrowings	0.23%	0.48%	0.80%	0.59%

Total expenses[5]	1.51%	1.77%	2.02%	2.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.51%	1.80%	1.63%

Portfolio turnover rate	39%	69%	68%	81%

1. For the period from August 23, 2013 (commencement of operations) to July 31, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	1.52%
Year Ended July 31, 2016	1.77%
Year Ended July 31, 2015	2.02%
Period Ended July 31, 2014	2.37%

See accompanying Notes to Financial Statements.

37        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Senior Floating Rate Plus Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

38        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

39        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Expiring

No Expiration	$2,824,417

At period end, it is estimated that the capital loss carryforwards would be $3,088,714 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Total federal tax cost	$83,542,516

Gross unrealized appreciation	$1,934,707
Gross unrealized depreciation	(1,581,586)

Net unrealized appreciation	$353,121

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently

40        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

2. Significant Accounting Policies (Continued)

evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

41        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

42        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$71,255,610	$610,295	$71,865,905
Corporate Bonds and Notes	—	6,733,453	—	6,733,453
Common Stocks	1,034,533	195,335	20,581	1,250,449
Rights, Warrants and Certificates	—	2,763	—	2,763
Investment Company	4,043,067	—	—	4,043,067

Total Assets	$5,077,600	$78,187,161	$630,876	$83,895,637

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

43        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Common Loans	$(324,868)	$324,868
Common Stocks	(24,103)	24,103

Total Assets	$(348,971)	$348,971

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can invest without limit in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The

44        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

4. Investments and Risks (Continued)

Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

At period end, securities with an aggregate market value of $71,865,905, representing 99.51% of the Fund’s net assets were comprised of Senior Loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due.

45        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The Fund’s investments in senior loans are subject to risk of missing an interest payment.

Information concerning securities not accruing income at period end is as follows:

Cost	$695,659
Market Value	$719,669
Market Value as % of Net Assets	1.00%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $233,396, representing 0.32% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

46        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	2,427,163	$22,701,714	1,167,306	$10,567,511
Dividends and/or distributions reinvested	58,141	545,013	115,456	1,040,951
Redeemed	(882,676)	(8,306,249)	(2,266,776)	(20,500,629)

Net increase (decrease)	1,602,628	$14,940,478	(984,014)	$(8,892,167)

Class C
Sold	501,517	$4,709,276	574,135	$5,210,909
Dividends and/or distributions reinvested	23,369	218,611	53,633	481,907
Redeemed	(207,507)	(1,948,712)	(576,647)	(5,203,564)

Net increase	317,379	$2,979,175	51,121	$489,252

Class I
Sold	124,466	$1,153,486	425	$3,634
Dividends and/or distributions reinvested	286	2,685	20	182
Redeemed	(660)	(6,133)	(2,409)	(22,705)

Net increase (decrease)	124,092	$1,150,038	(1,964)	$(18,889)

Class Y
Sold	1,340,191	$12,581,662	847,330	$7,531,806
Dividends and/or distributions reinvested	36,689	344,035	55,183	496,009
Redeemed	(273,513)	(2,562,933)	(884,733)	(7,950,331)

Net increase	1,103,367	$10,362,764	17,780	$77,484

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$55,544,561	$23,293,988

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

47        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.80%
Next $200 million	0.77
Next $200 million	0.74
Next $200 million	0.71
Next $4.2 billion	0.65
Over $5 billion	0.63

The Fund’s effective management fee for the reporting period was 0.80% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

48        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C
	Class A	Contingent	Contingent
	Front-End	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor
January 31, 2017	$6,734	$21	$294

Waivers and Reimbursements of Expenses The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses so the that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses excluding interest and fees from borrowings” will not exceed the following annual rates: 1.30% for Class A shares, 2.10% for Class C shares, 0.95% for Class I shares and 1.05% for Class Y

49        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

shares. During the reporting period, the Manager reimbursed the Fund $31,310, $12,915, $462 and $18,193 for Class A, Class C, Class I and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,865 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Borrowings. The Fund has entered into a Loan and Security Agreement (the “Agreement”) with Deutsche Bank (the “Bank”), that enables it to borrow up to $50 million. To secure loans under the Agreement, the Fund has granted a security interest in its senior loans and other portfolio securities to the Bank. Interest is charged to the Fund, based on its borrowings, at a spread above three-month LIBOR (2.7346% at period end). The Fund pays additional fees annually under the Agreement for management and administration of the facility as well as ongoing commitment fees all of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the loan facility during the reporting period equal 0.23% of the Fund’s average net assets on an annualized basis. Under the Agreement, the Fund has the right to prepay loans and terminate its participation in the loan facility at any time upon prior notice to the lenders.

The Fund can borrow money from the Bank in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing senior loans and other portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in senior loans or other portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately or as other expenses on the Statement of Operations.

At period end, the Fund had no such borrowings outstanding.

50        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

9. Borrowings and Other Financing (Continued)

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$1,230,978
Average Daily Interest Rate	2.5352%
Fees Paid	$63,730
Interest Paid	$27,234

51        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

52        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh and David Lukkes, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail bank loan funds. The Board noted that the Fund underperformed its category median for the one-year period. The Board considered that the Fund was launched on August 23, 2013, and therefore has a relatively short performance history. The Board also considered the Fund’s recent portfolio manager change, as David Lukkes, CFA was promoted to portfolio manager on October 28, 2015, following former portfolio manager Margaret Hui’s retirement.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail bank loan funds with comparable asset levels and distribution features. The Board also noted that the Fund’s contractual management fee and total expenses were higher than their respective peer group medians and category medians. The Board also considered that the Fund employs leverage in its investment strategy, which, according to the Adviser, justifies slightly higher fees and expenses than many of the funds in the peer group. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse certain expenses so that the total annual fund operating expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.30% for Class A Shares, 2.10% for Class C Shares, 1.05% for Class Y Shares, and 0.95% for Class I Shares. This expense limitation may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

53        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

54        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Joseph Welsh, Vice President
David Lukkes, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All Rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct,SM our electronic document delivery service

● Your transactions with us, our affiliates or others

● Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS2060.001.0117 March 24, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Plus Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer

Date: 3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer

Date: 3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen Principal Financial Officer

Date: 3/17/2017